UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.   20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report   (Date of earliest event reported):

July 18, 2006

J.B. HUNT TRANSPORT SERVICES, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Arkansas	0-11757	71-0335111
(STATE OR OTHER	(Commission File Number)	(IRS EMPLOYER
JURISDICTION OF		IDENTIFICATION NO.)
INCORPORATION OR
ORGANIZATION)

615 J.B. Hunt Corporate Drive
Lowell, Arkansas
(ADDRESS OF PRINCIPAL	72745	(479) 820-0000
EXECUTIVE OFFICES)	(ZIP CODE)	(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR  240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR  240.13e-4(c))

ITEM 2.02.   RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On July 18, 2006, we issued a news release announcing our revenues and earnings for the second quarter ended June 30, 2006.  A copy of the news release is attached as an exhibit to this Form 8-K.

ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 99.1  News release issued by J.B. Hunt Transport Services, Inc. on July 18, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized, in the city of Lowell, Arkansas, on the 18th day of July 2006.

J.B. HUNT TRANSPORT SERVICES, INC.
BY:	/s/ Kirk Thompson
Kirk Thompson
President and Chief Executive Officer
BY:	/s/ Jerry W. Walton
Jerry W. Walton
Executive Vice President, Finance and
Administration,
Chief Financial Officer
BY:	/s/ Donald G. Cope
Donald G. Cope
Senior Vice President, Controller,
Chief Accounting Officer